Extraction Oil & Gas, Inc. Announces Southern DJ Basin Midstream Solution

DENVER - July 9, 2018 (GLOBE NEWSWIRE) -- Extraction Oil & Gas, Inc. (NASDAQ: XOG) (“Extraction”) today announced that it signed gathering agreements for oil, natural gas and water with Elevation Midstream, LLC (“Elevation”), a wholly-owned subsidiary of Extraction Oil & Gas, Inc. Elevation has secured financing for the build out of its system through GSO Capital Partners LP (“GSO”). This financing is non-recourse to Extraction.

Commenting on the transaction, Extraction’s Chairman and CEO Mark Erickson said: “We are extremely pleased to announce this transaction as we believe it is very beneficial to Extraction shareholders. While we will retain the full economic upside from this midstream system, the buildout will be fully financed without any expected cash outlay from Extraction. Once this midstream system is operational, we expect it will enhance our upstream value by driving significant reductions in lease operating expense and well cost, greater product capture and increased flow assurance while maintaining corporate differentials at or below current levels. It provides a potential large value uplift for Extraction shareholders upon any eventual monetization of our midstream ownership. Additionally, the financing is non-recourse to Extraction which minimizes risk to our shareholders.”

Michael Zawadzki, Senior Managing Director and Co-Head of Energy at GSO said: “We are delighted to partner with Elevation on the construction of the Hawkeye and Southwest Wattenberg midstream systems. These facilities will allow Extraction and other third party customers to unlock highly attractive development opportunities in the infrastructure constrained southern DJ Basin.”

Updated Investor Presentation

Extraction has posted an updated investor presentation to its website. The investor presentation may be viewed on the Company’s website (www.extractionog.com) by selecting “Investors,” then “News and Events,” then “Presentations.”

About Extraction Oil & Gas, Inc.

Denver-based Extraction Oil & Gas, Inc. is an independent energy exploration and development company focused on exploring, developing and producing crude oil, natural gas and NGLs primarily in the Wattenberg Field in the Denver-Julesburg Basin of Colorado. For further information, please visit www.extractionog.com. The Company's common shares are listed for trading on the NASDAQ under the symbol: “XOG.”

About GSO Capital Partners

GSO Capital Partners LP is the global credit investment platform of Blackstone. With approximately $107 billion of assets under management, GSO is one of the largest alternative managers in the world focused on the leveraged-finance, or non-investment grade related, marketplace. GSO seeks to generate attractive risk-adjusted returns in its business by investing in a broad array of strategies including mezzanine debt, distressed investing, leveraged loans and other special-situation strategies. Further information can be found at https://www.blackstone.com/the-firm/asset-management/credit-(gso).

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, increases in oil and gas production, the number of anticipated wells to be drilled or completed after the date hereof, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as "may," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "will," "continue," "potential," "should," "could," and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent our expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the “Risk Factors” section of our most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in our other public filings and press releases. These and other factors could cause our actual results to differ materially from those contained in any forward-looking statement.

Investor Contact: Louis Baltimore, ir@extractionog.com, 720-974-7773
Media Contact: Brian Cain, info@extractionog.com, 720-974-7782

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